Exhibit 99.2

An Update on Member Business March 13, 2009

Key Topics of Discussion Strong Advance Growth in 2008 Investors Buying More FHLB Debt Product Terms and Offerings are Expanding FHLBNY Members are in Good Financial Health Fundamental Drivers of the Advance Business are Still Strong Member Institutions are Taking Advantage of Membership Opportunities

Key Topics of Discussion Strong Advance Growth in 2008 Advance volumes FHLBNY versus the System Advance Product Concentrations Composition of Borrowers Rate Analysis Investors Buying More FHLB Debt Product Terms and Offerings are Expanding FHLBNY Members are in Good Financial Health Fundamental Drivers of the Advance Business are Still Strong Member Institutions are Taking Advantage of Membership Opportunities

FHLBanks Advances (1991-3Q08) Billions Subprime Mortgage Crisis Housing Boom 9/11 Dot Com Collapse Russian deficit L-T Capital Management bailout Asian Crisis U.S. Bond Market Crash The FHLBanks provide support during tumultuous periods 1989: FIRREA enables CML banks and CUs to join HLBs.

FHLBNY Advance Growth vs. Systemwide

FHLBNY Advance Growth: 1996-3Q08 Fixed or Floating rate Amortizing or bullet structure Forward starting Special features such as embedded options

FHLBNY Daily Advances Outstanding

Year-end Advances Outstanding by Type Month-end Advances Outstanding by Type FHLBNY Advances Outstanding by Type

FHLBNY Advances Outstanding Note: Data represented in billions As of January 31, 2009 Advance Type Institution Type

FHLBanks Number of Members and Percent of Members that Borrow

FHLBNY Member Borrowing Behavior Borrowers versus Non-Borrowers First Time Borrowers & New Member Borrowers The percentage of members borrowing advances grew to 75% in 2008 from 70% in 2007 and 2006. First-Time Borrowers grew to 32 in 2008 from 12 in 2007 and 11 in 2006, while Returned Borrowers (those who have not borrowed in the last 2 years) rose to 10 in 2008 and 2007 from 3 in 2006. Of the 32 First-Time Borrowers, 20 were New Member borrowers, representing 65% of new users during 2008. Members were aggressive with IPOs and MHC conversions in previous years, but slowed to only one in 2008. Due to tumultuous market conditions in recent months Cape BanCorp. Inc was the only member that issued an IPO this year.

FHLBNY Peer Group Analysis As of December 31, 2008

FHLBNY Advance Curve Rates are set daily and are available via our website at www.fhlbny.com

Deposit Rates NJ Deposit Curve Note: Date as of February 25, 2009 Source: NJ Small Business Development Centers http://www.njsbdc.com/contact/map.asp By Region PRODUCT Central Jersey Northern Jersey Southern Jersey NJ Total 3 MO CD 1.57 1.77 1.56 1.65 6 MO CD 2.10 2.09 1.98 2.06 1 YR CD 2.32 2.47 2.31 2.37 2 YR CD 2.66 2.73 2.61 2.67 3 YR CD 2.83 2.91 2.82 2.86 4 YR CD 2.94 3.02 3.02 3.00 5 YR CD 3.11 3.20 3.18 3.17 LOW HIGH

Deposit Rates by County

Northern New Jersey

PRODUCT	Bergen	Essex	Hudson	Morris	Passaic	Sussex	Warren	Average
3 MO CD-10K	2.02	1.79	1.73	1.58	1.30	1.31	0.50	1.77
6 MO CD-10K	2.24	2.26	2.12	2.09	1.60	1.68	1.15	2.09
1 YR CD-10K	2.60	2.60	2.49	2.33	2.42	2.14	1.58	2.47
2 YR CD-10K	2.83	2.92	2.72	2.68	2.80	2.42	1.76	2.73
3 YR CD-10K	2.88	3.00	3.07	2.89	3.15	2.90	2.03	2.91
4 YR CD-10K	3.00	3.29	3.10	3.01	3.50	2.90	2.23	3.02
5 YR CD-10K	3.17	3.33	3.21	3.22	3.75	2.90	3.01	3.20

Central New Jersey

PRODUCT	Hunterdon	Mercer	Middlesex	Monmouth	Somerset	Union	Average
3 MO CD-10K	1.65	1.89	1.66	1.63	0.70	1.67	1.57
6 MO CD-10K	1.80	2.24	2.30	2.11	1.19	2.30	2.10
1 YR CD-10K	2.15	2.68	2.41	2.23	1.40	2.47	2.32
2 YR CD-10K	2.35	2.95	2.86	2.52	1.68	2.85	2.66
3 YR CD-10K	2.75	3.09	2.99	2.58	1.85	3.01	2.83
4 YR CD-10K	3.00	3.16	3.06	2.78	2.25	3.03	2.94
5 YR CD-10K	3.05	3.31	3.30	3.08	2.53	3.08	3.11

Southern New Jersey

PRODUCT	Atlantic	Burlington	Camden	Cape May	Cumberland	Gloucester	Hamilton	Ocean	Salem	Average
3 MO CD-10K	1.63	1.36	1.65	1.66	1.51	1.34	1.85	1.25	1.86	1.56
6 MO CD-10K	1.93	1.60	2.02	1.93	2.00	2.08	2.35	2.05	2.29	1.98
1 YR CD-10K	2.09	1.93	2.27	2.34	2.20	2.47	2.80	2.30	2.83	2.31
2 YR CD-10K	2.26	2.27	2.76	2.53	2.64	2.84	2.95	2.40	3.02	2.61
3 YR CD-10K	2.44	2.46	2.98	2.74	2.82	3.10	3.10	2.68	3.17	2.82
4 YR CD-10K	2.72	2.48	3.13	3.18	3.17	3.33	3.20	2.88	3.25	3.02
5 YR CD-10K	3.03	2.75	3.26	2.99	3.38	3.35	3.25	3.28	3.38	3.18

Note: Date as of February 25, 2009

LOW HIGH

Key Topics of Discussion Strong Advance Growth in 2008 Investors Buying more FHLB Debt Product Terms and Offerings are Expanding FHLBNY Members are in Good Financial Health Fundamental Drivers of the Advance Business are Still Strong Member Institutions are Taking Advantage of Membership opportunities

Two Parties Needed to Make the FHLBanks Work People to borrow from us (Members) People to invest in our debt (Investors)

Federal Home Loan Banks The Federal Home Loan Bank System Guide: www.fhlbanks.com Connecting Investors with Homeowners

Federal Home Loan Bank of New York

FHLBanks Long-Term and Short-Term Credit Ratings

At December 1, 2008

	S&P		Moody's	
	Long-Term/ Short-Term Rating	Outlook	Long-Term/ Short-Term Rating	Outlook
Atlanta	AAA/A-1+	Stable	Aaa/P-1	Stable
Boston	AAA/A-1+	Stable	Aaa/P-1	Stable
Chicago	AA/A-1+	Stable	Aaa/P-1	Stable
Cincinnati	AAA/A-1+	Stable	Aaa/P-1	Stable
Dallas	AAA/A-1+	Stable	Aaa/P-1	Stable
Des Moines	AAA/A-1+	Stable	Aaa/P-1	Stable
Indianapolis	AAA/A-1+	Stable	Aaa/P-1	Stable
New York	AAA/A-1+	Stable	Aaa/P-1	Stable
Pittsburgh	AAA/A-1+	Stable	Aaa/P-1	Stable
San Francisco	AAA/A-1+	Stable	Aaa/P-1	Stable
Seattle(1)	AA+/A-1+	Stable	Aaa/P-1	Stable
Topeka	AAA/A-1+	Stable	Aaa/P-1	Stable

(1) On November 20, 2008, S&P announced that the outlook for the FHLBank of Seattle was revised from positive to stable and the AA+/A-1+ counterparty credit ratings were affirmed.

Source: Combined Financial Report FHLBanks Office of Finance

FHLBanks Total Debt Outstanding Source: FHLBank Office of Finance Net Change (in billons) $68 $14 $238 $62 -$14 Full Range of Debt Offerings Full Range of Debt Offerings Discount Notes - daily window postings and scheduled twice-weekly auctions TAPs - aggregated bullet funding needs are packaged into standardized domestic bullet issuance, often with a yield pick-up to comparable agency bullet MTNs - reverse inquiry issuance model for callables, bullets, floaters, and structured notes allows FHLBanks to satisfy both funding and investor needs Globals - calendar program of large, liquid securities issued across the maturity spectrum $1,237

Broad Global Bond Distribution - Bullet Issue Mar 2008 to Feb 2009 Source: FHLBank Office of Finance By Region By Investor Type

Issuance is Adaptable and Scalable Source: FHLBanks Office of Finance - thru 1/31/09 *DNs and term debt with original maturity ^ 1 Year Total Short-term Debt* Outstanding Total Short-term Debt* as a % of Total Debt Outstanding

Scheduled Long-Term Debt Maturities Source: FHLBank Office of Finance as of 1/30/2009 - $33 billion in bond maturities during January 2009

Debt Issuance Dates & Recent Special Offerings 2009 Federal Home Loan Bank System Global Debt Instrument Issuance Calendar Wednesday, January 14 Wednesday, February 11 Tuesday, March 3 Tuesday, April 14 Wednesday, May 27 Wednesday, June 10 Tuesday, July 21 Wednesday, August 19 Wednesday, September 9 Tuesday, October 13 Thursday, November 12 Tuesday, December 8 Recent FHLBNY Special Offerings

Key Topics of Discussion Strong Advance Growth in 2008 Investors Buying more FHLB Debt Product Terms and Offerings are Expanding Limitations on terms and dollar amounts are improving The only temporary dollar limit placed on advance activity applies to advances greater than 5 years as well as for Convertible Advances and is set at $5 million per member, per day FHLBNY Members are in Good Financial Health Fundamental Drivers of the Advance Business are Still Strong Member Institutions are Taking Advantage of Membership opportunities Rates on the web

Key Topics of Discussion Strong Advance Growth in 2008 Investors Buying more FHLB Debt Product Terms and Offerings are Expanding FHLBNY Members are in Good Financial Health Credit and Collateral Review Surveillance Techniques Credit Rating Model Fundamental Drivers of the Advance Business are Still Strong Member Institutions are Taking Advantage of Membership Opportunities

CREDIT RATING MODEL Analyzes financial information of all members to monitor credit quality Model incorporates 13 ratios that focus on asset quality, capital levels, earnings and liquidity Rating scale of 1 (excellent) to 10 (distressed Rating of 6 or worse categorized as a "Watch list" member Detailed quantitative and qualitative analysis prepared for all Watch list members to determine if a collateral category and/or haircut change are warranted EARNINGS- 20% 1) ROAA 2) ROAE 3) NIM 4) Efficiency ratio ASSET QUALITY- 35% 5) NPL/loans 6) charge-offs/loans 7)NPA/Total Assets LIQUIDITY- 10% 8) liquid assets / liabilities 9) loans / deposits CAPITAL-35% 10) Leverage ratio 11) Tier 1 RBC ratio 12) Total RBC ratio 13) Tier 1+LLR/Total Loans Quarterly Surveillance

Credit Policy's Rating Model Banks And Thrifts 2007 2008 0 ^ score < 2 1 0 2 ^ score < 4 30 28 4 ^ score < 6 204 202 6 ^ score < 8 21 35 8 ^ score < 10 0 0 Total 256 265 Credit Unions 2007 2008 0 ^ score < 2 0 0 2 ^ score < 4 0 0 4 ^ score < 6 31 32 6 ^ score < 8 5 6 8 ^ score < 10 1 0 Total 37 38 Banks and Thrifts Credit Unions Legend Excellent 0 < Score < 2 Watchlist 6 < Score < 8 Very Good 2 < Score < 4 Distressed 8 < Score < 10 Average 4 < Score < 6

Collateral: Monitoring and Reporting Collateral management has two main objectives Ensure that the liquidation value of collateral meets or exceeds the credit outstanding Maintain a perfected security interest and ability to liquidate collateral

Key Topics of Discussion Strong Advance Growth in 2008 Investors Buying more FHLB Debt Product Terms and Offerings are Expanding FHLBNY Members are in Good Financial Health Fundamental Drivers of the Advance Business are Still Strong Member balance sheet growth Importance of liquidity Member Institutions are Taking Advantage of Membership Opportunities

FHLBNY Member Advances vs. Assets

FHLBNY Aggregate Member Asset Classes As of 4Q08

Key Topics of Discussion Member Institutions are Taking Advantage of Membership Opportunities Letter of Credit MULOC Tax Exempt Community Investment Opportunities Community Investment Program Affordable Housing Program First Home Club Principal Deferred Amortizing Advance Member Loan Connection Correspondent Services Pre-funding Branch Strategies Real Estate Survey Derivatives - Swaps

The Mission of the Federal Home Loan Bank of New York To advance housing opportunity and local community development by maximizing the capacity of community-based member- lenders to serve their markets.